SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 27, 2005
MRV COMMUNICATIONS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION) 20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 91311 (ZIP CODE)
ISSUER’S TELEPHONE NUMBER: (818) 773-0900
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
On October 27, 2005, registrant made an earnings release announcing registrant’s 2005 unaudited third quarter and nine month financial results, the text of which is set forth in Exhibit 99.1 attached hereto. All information in the press release is presented as of October 27, 2005, and registrant does not assume any obligation to update such information in the future.
On October 27, 2005, as previously announced, registrant held a teleconference and audio web cast to discuss its third quarter 2005 financial results. The transcript of, and the Financial Highlights Overview and Highlights presented at, this teleconference and web cast is furnished herewith as Exhibit 99.2. All information in the transcript and web cast is presented as of October 27, 2005, and registrant does not assume any obligation to update such information in the future.
The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Registrant’s earnings release of October 27, 2005 announcing registrant’s unaudited 2005 third quarter 2005 and nine-month financial results (furnished pursuant to Item 2.02)

Exhibit 99.2	The transcript of, and the Financial Highlights Overview and Highlights, presented at, registrant’s teleconference of October 27, 2005 (furnished pursuant to Item 2.02).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: November 1, 2005

MRV COMMUNICATIONS, INC.
By:	/s/ NOAM LOTAN
Noam Lotan
President and Chief Executive Officer